UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

96 Pitts Bay Road

Pembroke, HM08, Bermuda

(Address of principal executive offices and zip code)

(441) 279-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares, par value $0.001 per share	ATH	New York Stock Exchange

Depositary Shares, each representing a 1/1000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1000th interest in a 5.625% Fixed Perpetual Non-Cumulative Preference Share, Series B	ATHPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 8.01 below is incorporated by reference herein.

Item 8.01	Other Events.

On March 31, 2020, Athene Holding Ltd. (the “Company”) entered into an Underwriting Agreement by and among the Company and Barclays Capital Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Company of $500,000,000 aggregate principal amount of its 6.150% Senior Notes due 2030 (the “Notes”). The Notes will be issued pursuant to an Indenture, dated as of January 12, 2018, by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of April 3, 2020, by and between the Company and the Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-222392), previously filed by the Company with the Securities and Exchange Commission under the Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated March 31, 2020, by and among Athene Holding Ltd. and Barclays Capital Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1

Indenture for Debt Securities by and between Athene Holding Ltd. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on January 12, 2018)

4.2	Second Supplemental Indenture, dated April 3, 2020, by and between Athene Holding Ltd. and U.S. Bank National Association, as trustee

4.3	Form of 6.150% Senior Notes due 2030 (included in Exhibit 4.2)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATHENE HOLDING LTD.

Date: April 3, 2020	By:	/s/ John Golden
John Golden Executive Vice President and General Counsel

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